UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2026

ELVICTOR GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56508	83-1498144
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

10-12, Agiou Nikolaou Str.,

18533, Piraeus, Greece

(Address of principal executive offices)

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Elvictor Group, inc. is referred to herein as the “Company”).

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2026, the Company’s Board of Directors and Majority Stockholder approved a 1-for-500 reverse stock split of the Company’s authorized, issued, and outstanding common stock, par value $0.0001 per share (the “Common Stock”).

To effectuate the Reverse Stock Split, the Company filed a Certificate of Change with the Secretary of State of the State of Nevada. Pursuant to Nevada Revised Statutes Section 78.209, the Reverse Stock Split did not require a change to the Company’s authorized share capital, which remains at 700,000,000 Common Stock Shares.

Item 8.01 Other Events.

On March 16, 2026, the Financial Industry Regulatory Authority (“FINRA”) published the Reverse Stock Split on its Daily List. The Reverse Stock Split is effective for trading purposes on the OTC Markets at the opening of business on March 17, 2026 (the “Market Effective Date”).

Summary of the Reverse Stock Split:

●	Ratio: 1-for-500.

●	New CUSIP: The Common Stock will now trade under the new CUSIP number 290393206.

●	Ticker Symbol: In accordance with FINRA requirements, a “D” will be appended to the Company’s ticker symbol for 20 business days to notify the market of the split. During this period, the Company will trade under the symbol “ELVGD.” * Share Capital: The Company’s issued and outstanding shares of Common Stock will be reduced from 414,448,757 shares (pre-split) to approximately 828,898 shares (post-split).

●	Fractional Shares: No fractional shares will be issued. Any stockholder who would otherwise be entitled to a fractional share will have such fraction rounded up to the nearest whole share.

On March 18, 2026, we plan to publish a press release titled “Elvictor Group Announces Approval of Reverse Stock Split”.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 17, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELVICTOR GROUP, INC.

	By:	/s/ Konstantinos Galanakis
	Name:	Konstantinos Galanakis
	Title:	Chief Executive Officer
Date: March 18, 2026

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